Prime Value Obligations Fund

Institutional Shares
Institutional Service Shares
Institutional Capital Shares
(A portfolio of Money Market Obligations Trust)
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Supplement to the combined Prospectuses dated September 30, 2002

Please note the following changes to the Prospectus with respect to Shares of the Prime Value Obligations Fund (Prime Value Fund):

Under the section entitled "What Do Shares Cost?" please delete "Prime Value Fund" from the last sentence of the first paragraph, and revise the third paragraph to read:

     The NAV of the Government Fund, the Prime Fund, the Prime Value Fund and the Treasury Fund is determined at 5:00 p.m. (Eastern Time) each day the NYSE is open.

Under the section entitled "How to Purchase Shares" please note that the deadline for submitting purchase orders for Shares of the Prime Value Fund has been extended from 3:00 p.m. (Eastern time) to 5:00 p.m. (Eastern time). You will receive that day's dividend if the investment professional forwards the order to the Fund and the Fund receives payment by 5:00 p.m. (Eastern time). You will become the owner of Shares and receive dividends when the Fund receives your payment.

Under the section entitled "How to Redeem Shares - Directly from the Funds - By Telephone " please note that you may call before 5:00 p.m. (Eastern time) to redeem shares of the Prime Value Fund, and your redemption will be wired to you the same day. You will not receive that day's dividend. If you call after 5:00 p.m. (Eastern time) for the Prime Value Fund, your redemption will be wired to you the following business day. You will receive that day's dividend.

                                                                  April 25, 2003

Cusip 60934N 58 3
Cusip 60934N 57 5
Cusip 60934N 56 7

28384 (4/03)